UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2007
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Parker, Suite 100
Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 470-4751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 8.01 Other Events.
On November 2, 2007, IDM Pharma, Inc. (the “Company”) presented data from a compassionate use program evaluating mifamurtide (L-MTP-PE) in patients with lung metastases as a result of the progression of osteosarcoma, a rare and often fatal bone tumor that typically affects children and young adults. The data were presented during a poster presentation at the 39th Congress of International Society of Pediatric Oncology in Mumbai, India.
A copy of the press release announcing the Company’s data presentation with respect to the compassionate use program evaluating mifamurtide is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
On November 2, 2007, the Company will be presenting updated results from a Phase 2 UVIDEM® (IDD-3) melanoma vaccine clinical trial (DC-MEL-202). The data will be presented during a poster session at the International Society for Biological Therapy of Cancer annual meeting in Boston, Massachusetts.
A copy of the press release announcing the Company’s presentation of updated results with respect to the Phase 2 UVIDEM melanoma vaccine clinical trial is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.
On November 4, 2007, the Company will be presenting updated results from the Phase 2 study of the Company’s investigational agent IDM-2101. The data will be presented during an oral session at the International Society for Biological Therapy of Cancer annual meeting in Boston.
A copy of the press release announcing the Company’s presentation of updated results with respect to the Phase 2 study of IDM-2101 is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)  Exhibits
99.1	IDM Pharma, Inc. press release, dated November 2, 2007, entitled “IDM Pharma Announces Data Presentation From Mifamurtide (L-MTP-PE) Compassionate Use Program.”

99.2	IDM Pharma, Inc. press release, dated November 2, 2007, entitled “IDM Pharma Announces Updated Phase 2 UVIDEM® Results Showing Durable Disease Control and Tolerability in Advanced Melanoma Patients.”

99.3	IDM Pharma, Inc. press release, dated November 2, 2007, entitled “IDM Pharma Announces IDM-2101 Updated Phase 2 Results Show Treatment Well Tolerated with Positive Survival Trend in Lung Cancer Patients.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: November 2, 2007	By:	/s/ Robert J. De Vaere
Robert J. De Vaere
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	IDM Pharma, Inc. press release, dated November 2, 2007, entitled “IDM Pharma Announces Data Presentation From Mifamurtide (L-MTP-PE) Compassionate Use Program.”

99.2	IDM Pharma, Inc. press release, dated November 2, 2007, entitled “IDM Pharma Announces Updated Phase 2 UVIDEM® Results Showing Durable Disease Control and Tolerability in Advanced Melanoma Patients.”

99.3	IDM Pharma, Inc. press release, dated November 2, 2007, entitled “IDM Pharma Announces IDM-2101 Updated Phase 2 Results Show Treatment Well Tolerated with Positive Survival Trend in Lung Cancer Patients.”